UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2004

Global Preferred Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-23637	58-2179041
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 East Johns Crossing, Suite 402, Duluth, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-248-3311

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

(a) On November 15, 2004, Global Preferred Holdings, Inc. ("Global Preferred") announced its consolidated financial results for the quarter ended September 30, 2004. A copy of Global Preferred’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On November 19, 2004, Global Preferred Holdings, Inc. ("Global Preferred") mailed its Third Quarter 2004 Quarterly Stockholder’s Report to stockholders. The Open Letter to Stockholders in this Report contained information regarding the status of Global Preferred’s potential transaction with Western Reserve Life Assurance Corporation of Ohio. A copy of the Open Letter to Stockholders from the Report is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

99.1 Press Release dated November 15, 2004
99.2 Open Letter to Stockholders from the Third Quarter 2004 Quarterly Stockholder’s Report

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Preferred Holdings, Inc.

November 19, 2004	By:	/s/ Bradley E. Barks

Name: Bradley E. Barks
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 15, 2004
99.2	Open Letter to Stockholders from the Third Quarter 2004 Quarterly Stockholder's Report